TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of April 4, 2006, by and between **NETWORTH TECHNOLOGIES, INC.**, a Delaware corporation (the "Company"), and **CORNELL CAPITAL PARTNERS, LP**, a Delaware limited partnership (the "Investor").

Recitals:

WHEREAS, the Company and the Investor entered into a Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement"); a Registration Rights Agreement (the "Registration Rights Agreement"); an Escrow Agreement (the "Escrow Agreement"); and a Placement Agent Agreement (the "Placement Agent Agreement"), all of which are dated December 20, 2005 (collectively, the Standby Equity Distribution Agreement, the Registration Rights Agreement, the Escrow Agreement and Placement Agent Agreement are referred to as the "Transaction Documents").

NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Termination. Each of the parties to this Agreement hereby terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

2. Fees. The Investor shall retain all fees previously paid under the Transaction Documents.

3. Compensation Debenture. The Investor shall retain the compensation debenture issued on December 20, 2005 under the Transaction Documents and as amended and restated on the date hereof (the "Compensation Debenture"). The shares of common stock to be issued upon conversion of the Compensation Debenture shall be registered in connection with the registration statement filed in accordance with the Amended and Restated Investor Registration Rights Agreement of even date herewith.

[SIGNATURE PAGES TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

NETWORTH TECHNOLOGIES, INC.

By:________________________________
Name: Anthony Joffe
Title: President

CORNELL CAPITAL PARTNERS, LP

By: Yorkville Advisors, LLC
Its: General Partner

By:________________________________
Name: Mark A. Angelo
Title: Portfolio Manager